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                                                                  EXHIBIT 10.2.2



                  SECOND AMENDMENT TO CANADIAN CREDIT AGREEMENT



         THIS SECOND AMENDMENT TO CANADIAN CREDIT AGREEMENT (herein called this "Amendment") made as of June 27, 2001 by and among Northstar Energy Corporation, an Alberta corporation ("Canadian Borrower"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and the Canadian Lenders party to the Original Agreement defined below ("Canadian Lenders").

                                   WITNESSETH:

         WHEREAS, Canadian Borrowers, Canadian Agent and Canadian Lenders entered into that certain Canadian Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Canadian Lenders became obligated to make loans to Canadian Borrowers as therein provided;

         WHEREAS, on January 1, 2001 Northstar Energy, Devon Energy Canada Holding Corporation (the successor by amalgamation to Devon Energy Canada) and certain other Alberta corporations, all of which were Subsidiaries of US Borrower, amalgamated under the name Northstar Energy Corporation (defined above as the "Canadian Borrower") which is now the sole Canadian Borrower;

         WHEREAS, Canadian Borrower, Canadian Agent and Canadian Lenders desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Canadian Lenders to Canadian Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

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                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

              "Amendment" means this Second Amendment to Canadian Credit Agreement.

              "Canadian Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms. The following additional defined terms are hereby added to Annex I of the Original Agreement in appropriate alphabetical order to read as follows:

              "Devon Stock Repurchases" the purchase, redemption, or other acquisition for value by US Borrower of shares of its Common Stock, par value $0.10.

              "Repurchased Devon Stock" means the shares of US Borrower's Common Stock, par value $0.10, repurchased by US Borrower pursuant to Devon Stock Repurchases.

         Section 2.2. Use of Proceeds. The next to last sentence of Section 1.4 of the Original Agreement is hereby deleted and the following new sentence is hereby substituted therefor:

         "In no event shall the funds from any Canadian Loan or any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock; provided that Canadian Borrower may extend credit to US Borrower, directly or indirectly, to be used to make Devon Stock Repurchases in compliance with the US Agreement."

         Section 2.3. Limitation on Restricted Payments. Section 7.5 of the Original Agreement is hereby amended in its entirety to read as follows:


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                  "Section 7.5. Limitation on Restricted Payments. The aggregate amount of Restricted Payments made by the Restricted Persons during any Fiscal Year shall not exceed twenty percent (20%) of the book value of the Consolidated Assets of US Borrower as of the end of the immediately preceding Fiscal Year, as adjusted to take into account any increase associated with an acquisition or merger."

         Section 2.4. Disclosure Schedule. Paragraph 6 of the Disclosure Schedule to the Original Agreement is hereby deleted and replaced by the list set forth in Schedule 1, on which the following two new Subsidiaries have been added: Tall Grass Gas Services, L.L.C. and Devon Energy Charitable Foundation.

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when:

         (a) Canadian Agent shall have received all of the following, at Canadian Agent's office, duly executed and delivered and in form and substance satisfactory to Canadian Agent, all of the following:

                  (i) this Amendment executed by Canadian Borrower, Canadian Agent and Canadian Required Lenders;

                  (ii) a certificate of the Chairman of the Board, President, or Vice President - Finance of Canadian Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (ii) that no Default exists at and as of such date.

         (b) Canadian Borrower shall have paid, in connection with such Canadian Loan Documents, all fees and reimbursements to be paid to Canadian Agent pursuant to any Canadian Loan Documents, or otherwise due Canadian Agent and including fees and disbursements of Canadian Agent's attorneys.

                                  ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Canadian Borrower. In order to induce each Canadian Lender to enter into this Amendment, Canadian Borrower represents and warrants to each Canadian Lender that:


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         (a) The representations and warranties contained in Article V of the
Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Canadian Agreement.

         (b) Canadian Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Canadian Agreement. Canadian Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Canadian Borrower hereunder.

         (c) The execution and delivery by Canadian Borrower of this Amendment, the performance by Canadian Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of Canadian Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Canadian Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of Canadian Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by Canadian Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the Canadian Agreement will be a legal and binding obligation of Canadian Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2001 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each Canadian Lender. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of US Borrower.


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                                   ARTICLE V.

                                  Miscellaneous

        Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Canadian Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Canadian Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Canadian Lenders under the Canadian Agreement, or any other Canadian Loan Document nor constitute a waiver of any provision of the Canadian Agreement, or any other Canadian Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Canadian Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Canadian Borrower or any Restricted Person hereunder or under the Canadian Agreement to any Canadian Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Canadian Borrower under this Amendment and under the Canadian Agreement.

         Section 5.3. Canadian Loan Documents. This Amendment is a Canadian Loan Document, and all provisions in the Canadian Agreement pertaining to Canadian Loan Documents apply hereto and thereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the Province of Alberta and any applicable laws of Canada in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER CANADIAN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                            NORTHSTAR ENERGY CORPORATION
                                            Canadian Borrower

                                            By: /s/ Paul Brereton
                                                -------------------------------
                                                    Paul Brereton
                                                    Vice President - Finance

                                            ABN AMRO BANK CANADA
                                            Lender

                                            By: /s/
                                                -------------------------------
                                            Name:
                                            Title:

                                            By: /s/
                                                -------------------------------
                                            Name:
                                            Title:

                                            BANK OF AMERICA CANADA
                                            Administrative Agent, Canadian LC
                                            Issuer and Lender

                                            By: /s/ Donald R. Chang
                                                -------------------------------
                                            Name:   Donald R. Chang
                                            Title:  Vice President
                                            Corporate Investment Banking

                                            BANK OF TOKYO - MITSUBISHI (CANADA)
                                            Lender

                                            By: /s/
                                                -------------------------------
                                                Name:
                                                Title:

                                            BANK ONE, NA CANADA BRANCH
                                            Lender

                                            By: /s/ Jeanie C. Harman
                                                -------------------------------
                                            Name:   Jeanie C. Harman
                                            Title:  First Vice President


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                                            BAYERISCHE LANDESBANK GIROZENTRALE,
                                            CAYMAN ISLANDS BRANCH
                                            Lender

                                            By: /s/ Hereward Drummond
                                            -----------------------------------
                                            Name:   Hereward Drummond Title:
                                            Senior  Vice President

                                            By: /s/ James H. Boyle
                                               --------------------------------
                                            Name:   James H. Boyle
                                            Title:  Vice President

                                            CANADIAN IMPERIAL BANK OF COMMERCE
                                            Lender

                                            By: /s/ Joelle Schellenberg
                                               --------------------------------
                                            Name:   Joelle Schellenberg
                                            Title:  Director

                                            By: /s/ Chris A. Perks
                                               --------------------------------
                                            Name:   Chris A. Perks
                                            Title:  Executive Director

                                            CITIBANK CANADA
                                            Lender

                                            By: /s/
                                                -------------------------------
                                            Name:
                                            Title:

                                            CREDIT LYONNAIS NEW YORK BRANCH
                                            Lender

                                            By: /s/ Philippe Soustra
                                               --------------------------------
                                            Name:   Philippe Soustra
                                            Title:  Executive Vice President


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                                            DEUTSCHE BANK AG NEW YORK AND/OR
                                            CAYMAN ISLANDS BRANCH Lender

                                            By: /s/ Hans C. Narberhaus
                                                -------------------------------
                                            Name:   Hans C. Narberhaus
                                            Title:  Vice President

                                            By: /s/ David G. Dickinson, Jr.
                                               ---------------------------------
                                            Name:   David G. Dickinson, Jr.
                                            Title:  Vice President

                                            FIRST UNION NATIONAL BANK
                                            Lender

                                            By: /s/ Robert R. Wetteroff
                                               ---------------------------------
                                            Name:   Robert R. Wetteroff
                                            Title:  Senior Vice President

                                            J.P. MORGAN CANADA
                                            Lender

                                            By:/s/  Leigh Knowles
                                               --------------------------------
                                            Name:   Leigh Knowles
                                            Title:  VP & Controller


                                            ROYAL BANK OF CANADA
                                            Lender

                                            By: /s/ Lorne A. Gartner
                                               ---------------------------------
                                            Name:   Lorne A. Gartner
                                            Title:  Vice President

                                            SUNTRUST BANK, ATLANTA
                                            Lender

                                            By: /s/
                                               ---------------------------------
                                            Name:
                                            Title:

                                            By: /s/
                                               ---------------------------------
                                            Name:
                                            Title:


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                                            THE BANK OF NEW YORK
                                            Lender

                                            By: /s/ Raymond J. Palmer
                                               --------------------------------
                                            Name:   Raymond J. Palmer
                                            Title:  Vice President

                                            THE CHASE MANHATTAN BANK
                                            Lender

                                            By: /s/
                                                -------------------------------
                                            Name:
                                            Title:

                                            THE FUJI BANK, LIMITED
                                            Lender

                                            By: /s/ Jacques Azagury
                                                -------------------------------
                                            Name:   Jacques Azagury
                                            Title:  Senior Vice President &
                                                    Manager

                                            UMB BANK
                                            Lender

                                            By: /s/ Richard J. Lehrter
                                               ---------------------------------
                                            Name:   Richard J. Lehrter
                                            Title:  Community Bank President

                                            WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                            Lender

                                            By: /s/
                                                -------------------------------
                                            Name:
                                            Title:

                                            By: /s/
                                                --------------------------------
                                            Name:
                                            Title:


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                                                                     SCHEDULE 1


                        AMENDMENT TO DISCLOSURE SCHEDULE


         6. Section 5.11 US Borrower's Subsidiaries: The following entities are, directly or indirectly, wholly owned by US Borrower (unless otherwise noted):

                  Devon Energy Corporation (Oklahoma), an Oklahoma corporation

                  Devon Energy Management Company, L.L.C.
                  Devon Financing Trust II

                  DBC, Inc., an Oklahoma corporation

                  Devon Holding Corporation, f/k/a/ Devon Acquisition Corporation, a Delaware corporation

                  Devon Production Corporation, a Nevada corporation

                  Catclaw Pipeline, Inc., an Oklahoma corporation

                  Northstar Energy Corporation (100% of common shares)

                  Devon Energy Canada, Ltd.

                  Devon Energy Insurance Company Limited

                  Richland Development Corporation

                  Canoa Ranch Corporation

                  Richland Transition Company

                  Strategic Trust Company

                  Vermejo Park Corporation

                  Vermejo Minerals Corporation

                  Devon Financing Trust (100% of common securities)


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                  Thunder Creek Gas Services, L.L.C. (75%)

                  Sage Creek Processors, L.L.C.

                  American Sulphur Export Corporation (50%) which owns 100% of Amsulex, Inc.

                  Foothills Partnership (1%)

                  Morrison Nuclear Inc.

                  Devon Energy Partners A Limited Partnership

                  Mountain Energy Inc.

                  Northstar Energy Partnership

                  Devon Energy Production Company, L.P.

                  Bonito Pipe Line Company

                  Cachuma Gas Processing Company

                  Canyon Reef Carriers, Inc.

                  Capitan Oil Pipeline Company

                  Pennzoil Energy Marketing Company

                  Pennzoil Gas Marketing Company

                  Devon Energy International Company

                  Pennzoil Asiatic Inc.

                  Devon Energy Egypt, Inc.

                  Pennzoil Qatar Inc.

                  Azerbaijan International Operating Corporation (5%)

                  Caspian International Petroleum Company (30%)

                  Devon Energy Beni Suef Inc.


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                  Devon Energy Caspian Corporation

                  Pennzoil Caspian Development Corporation

                  Devon Energy Exploration Brazil, Inc.

                  Devon Energy Brasil, Ltda.

                  Devon Energy Qatar Production, Inc.

                  Devon Energy Red Sea, Inc.

                  Fanar Petroleum Company (50%)

                  Devon Energy Sinai, Inc.

                  Devon Energy Suez, Inc.

                  Pennzoil Venezuela Corporation SA

                  Nueces Intrastate Pipe Line Company

                  Devon Energy Intrastate Pipeline Company

                  Devon Energy Offshore Pipeline Company

                  Devon Energy Petroleum Pipeline Company

                  Pennzoil Petroleums Ltd.

                  Pennzoil Resources Canada Ltd.

                  PennzEnergy (U.K.) Company

                  Pepco Partners, L.P. (20%)

                  Sisquoc Gas Pipeline Company

                  Tiburon Transport Company

                  892306 Alberta Ltd..

                  Canadian Gas Gathering Systems II, Inc.


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                  167496 Canada Ltd. (64%)

                  Devon-Blanco Company

                  Morrison Gas Gathering Inc.

                  Morrison Operating Company Ltd.

                  Morrison Petroleums, Ltd.

                  Northstar Energy Inc.

                  Richland Properties Company, L.L.C.

                  BN Coal, L.L.C.

                  BN Non-Coal, L.L.C.

                  B&N Co. A Limited Partnership

                  Blackwood & Nichols Co. A Limited Partnership

                  Devon SFS Operating, Inc. (formerly Devon Merger Co./Santa Fe Snyder Corporation)

                  Santa Fe Platform Management, Inc.

                  Security Purchasing, Inc.

                  Snyder Fluid Technology, Inc.

                  Snyder Gas Marketing, Inc.

                  SOCO Technologies, Inc.

                  SOCO Gas Systems, Inc.

                  SOCO Louisiana Leasing, Inc.

                  Adobe Offshore Pipeline Company

                  Santa Fe Pacific Fuels Company

                  Mexican Flats Service Company, Inc.


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                  Wyoming Gathering and Production Company, Inc.

                  SOCO International, Inc.

                  SOCO International Holdings, Inc.

                  Santa Fe Energy Resources (Delaware), Ltd.

                  SFERI, Inc.

                  Santa Fe Energy Resources of Ghana, Ltd.

                  Santa Fe Energy Resources International, Ltd.

                  Santa Fe Energy Resources (New Ventures II), Ltd.

                  Santa Fe Energy Resources (New Ventures III), Ltd.

                  Santa Fe Energy Resources (New Ventures IV), Ltd.

                  Santa Fe Energy Resources (Cote D'Ivoire) Ltd.

                  Santa Fe Energy Resources Port Bouet Ltd.

                  Santa Fe Energy Resources (Bermuda) Limited.

                  Santa Fe Energy Resources Kepala Burung Limited

                  Santa Fe Energy Resources Bangko Ltd.

                  Santa Fe Energy Resources Pagatan Ltd.

                  Santa Fe Energy Resources of China, Ltd.

                  Santa Fe Energy Resources of Malaysia, Ltd.

                  Santa Fe Energy Resources (Thai Holding), Ltd.

                  Santa Fe Energy Resources (Thailand), Ltd.

                  Santa Fe Energy Resources Congo, Ltd.

                  Santa Fe Energy Resources Gabon (Agali), Ltd.


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                  Santa Fe Energy Resources (Brazil Holdings I), Ltd.

                  Santa Fe Energy Resources (Brazil Holdings II), Ltd.

                  SFR Petroleo Do Brazil Ltda.

                  SFS (International), Ltd.

                  SFS (Holdings), Ltd.

                  Santa Fe Energy Resources (Jabung), Ltd.

                  Santa Fe Energy Resources Limited

                  Santa Fe Energy Resources of Gabon, Ltd.

                  Petrolera Santa Fe S.A.

                  Braemar Shipping Company Limited

                  Santa Fe Energy Resources South East Asia Limited

                  746481 Alberta Ltd.

                  Trend Exploration (PNG) Party Ltd.

                  Santa Fe Energy Resources of Gabon (Mondah Bay), Ltd.

                  Santa Fe Energy Resources of Canada, Inc.

                  Santa Fe Energy Resources of Myanmar, Ltd.

                  Petrolera Santa Fe (Columbia), Ltd.

                  Santa Fe Energy Resources of Peru, Ltd.

                  Santa Fe Energy Resources of Bolivia, Inc.

                  Santa Fe Energy Company of Argentina

                  Trend Argentina S.A.

                  Santa Fe Energy Resources of Morocco, Ltd.


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                  Gulf Coast American Corp.

                  SFS Malta One, Inc.

                  SFS Malta Two, Inc.

                  SFS (France) SARL

                  Ceara Star (Malta) Ltd.

                  SFS Malta Holding Company Ltd.

                  SFS Malta International Trading Company Ltd.

                  Tall Grass Gas Services, L.L.C.

                  Devon Energy Charitable Foundation


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